UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2024

NATURE’S MIRACLE HOLDING INC

(Exact name of registrant as specified in its charter)

Delaware	001-41977	88-3986430
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3281 E. Guasti Rd., Suite 175 Ontario, CA	91761
(Address of registrant’s principal executive office)	(Zip code)

(909) 218-4601

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NMHI	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock, at an exercise price of $11.50 per share	NMHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 24, 2024, Nature’s Miracle Holding Inc. (the “Company”) entered into a trade payable forgiveness agreement (the “Trade Payable Forgiveness Agreement”) with Visiontech Group, Inc., a California corporation (“Visiontech”), Uninet Global Inc. (“Uninet”), Nature’s Miracle, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“NMHI (DE)”), relating to the cancellation of a portion of outstanding trade payables owed by Visiontech to Uninet.

Visiontech owed Uninet a trade payable in the amount equal to $2,713,073 as of June 30, 2024. Pursuant to the Trade Payable Forgiveness Agreement, Uninet agreed to cancel the outstanding trade payable in the amount of $2,135,573, leaving a remaining balance of $577,500 still payable by Visiontech to Uninet.

Zhiyi (Jonathan) Zhang, the President, Director, and beneficial owner of approximately 21% of the Company’s outstanding shares of common stock, is also the sole owner of Uninet.

The foregoing description of the Trade Payable Forgiveness Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Trade Payable Forgiveness Agreement, a copy of which is filed as Exhibits 10.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Trade Payable Forgiveness Agreement dated as of September 24, 2024, by and between Nature’s Miracle Holding Inc., Visiontech Group, Inc., Uninet Global Inc., and Nature’s Miracle, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2024

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie (James) Li
Name:	Tie (James) Li
Title:	Chief Executive Officer

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